                                                             EXHIBIT 10.30
                                                            EXECUTION COPY
==========================================================================


                                AMENDMENT NO. 1


                          DATED AS OF JANUARY 30, 1997


                                       TO


                               OMNIBUS AGREEMENT


                                  BY AND AMONG


                             JAMES A. CARDWELL, SR.


                             JAMES A. CARDWELL, JR.


                                 JAJCO II, INC.


                                  PETRO, INC.


                              MOBIL LONG HAUL INC.


                            PETRO HOLDINGS GP CORP.


                            PETRO HOLDINGS LP CORP.


                          PETRO STOPPING CENTERS, L.P.


                             KIRSCHNER INVESTMENTS


                          DATED AS OF OCTOBER 18, 1996

==========================================================================

                                AMENDMENT NO. 1
                                       TO
                               OMNIBUS AGREEMENT
                               -----------------

      THIS AMENDMENT is dated as of January 30, 1997, by and among James A. Cardwell, Sr. ("Cardwell, Sr."), James A. Cardwell, Jr. ("Cardwell, Jr."),
                  -------------                             -------------
  JAJCO II, Inc., a Delaware corporation ("JAJCO"), Petro, Inc., a Texas
                                           -----
  corporation ("Petro" and together with Cardwell, Sr., Cardwell, Jr., and
                -----
  JAJCO, collectively, the "Cardwell Group"), Mobil Long Haul, Inc., a Delaware
                            --------------
  corporation ("Mobil"), Petro Holdings GP Corp., a Delaware corporation
                -----
  ("Holdings GP"), Petro Holdings LP Corp., a Delaware corporation ("Holdings
    -----------                                                      --------
  LP", and together with Holdings GP, "Chartwell") and Petro Stopping Centers,
  --                                   ---------
  L.P., a Delaware limited partnership (the "Company"), and Kirschner
                                             -------
  Investments "Kirschner").
               ---------

                                  WITNESSETH:
                                  ----------
      WHEREAS, the parties hereto are parties to an Omnibus Agreement dated as of October 18, 1996 (the "Omnibus Agreement"); and
                            -----------------
      WHEREAS, the parties hereto desire to amend the Omnibus Agreement; and

      NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  A.  Amendments.  The Omnibus Agreement is hereby amended as follows:
      ----------
      1.  Realco.  All references to Realco in the Agreement are hereby deleted
          ------
  in their entirety.

    2.  Realco Contribution.  Section 2.7 is hereby deleted in its entirety.
        -------------------

    3.  Kirschner Contribution.  The November 1, 1996 date is hereby deleted
        ----------------------
and replaced with January 23, 1997. All references to Michael Kirschner in the Omnibus Agreement shall for all purposes be changed to refer to Kirschner Investments, a Pennsylvania general partnership.

    4.  Note Consent.  Section 5.4.1 is hereby deleted in its entirety and
        ------------
replaced with the following:

        "Section 5.4.1  Senior Notes.  The Tender Offer/Consent Solicitation
                        ------------
    for the 12 1/2% Senior Notes due 2002, a copy of which documentation is attached hereto as Exhibit 0-1, shall have closed in accordance with its terms and the issuance by the Company of new Senior Notes due 2007, substantially on the terms set forth in Exhibit 0-2 hereto, shall have been consummated.

    5.  Petro Bank Credit Agreement.  The Commitment Letter and attached term
        ---------------------------
sheet attached as Exhibit P is replaced with Exhibit P-1 attached hereto.

    6.  Realco Transactions.  Section 5.5 is hereby deleted in its entirety.
        -------------------
B.  Reaffirmation.
    -------------
    Except as herein expressly provided, the Omnibus Agreement is in all respects satisfied and confirmed and shall remain in full force and effect in accordance with its terms.

C.  Effectiveness.
    -------------
    This Amendment No. 1 shall become effective upon execution hereof by all the listed signatories hereto.

D.  Counterparts.  This Amendment No. 1 may be executed in any number of
    ------------
multiple counterparts. A counterpart shall be deemed to an original and such counterparts shall together constitute the same agreement.

E.  Governing Law.  This Amendment No. 1 shall be governed and interpreted in
    -------------
accordance with the laws of the state of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to the Omnibus Agreement as of the date first above written.

                                  /s/ JAMES A. CARDWELL
                                  -----------------------------------------
                                  James A. Cardwell, Sr.


                                  /s/ JAMES A. CARDWELL, JR.
                                  -----------------------------------------
                                  James A. Cardwell, Jr.


                                  JAJCO II, INC.


                                  By:  /s/ JAMES A. CARDWELL, JR.
                                  -----------------------------------------
                                  Name:  James A. Cardwell, Jr.
                                       ------------------------------------
                                  Title:  President
                                        -----------------------------------


                                  PETRO, INC.


                                  By:  /s/ JAMES A. CARDWELL
                                     --------------------------------------
                                  Name:  James A. Cardwell, Sr.
                                       ------------------------------------
                                  Title:  President
                                        -----------------------------------

                                  MOBIL LONG HAUL INC.


                                  By:  /s/ MARK SKOLNIK
                                     --------------------------------------
                                  Name:  Mark Skolnik
                                       ------------------------------------
                                  Title:  President
                                        -----------------------------------

                                  PETRO HOLDINGS GP CORP.


                                 By:  /s/ MICHAEL A. SHEIN
                                    ---------------------------------------
                                 Name:  Michael A. Shein
                                      -------------------------------------
                                 Title:  Vice President
                                       ------------------------------------


                                 PETRO HOLDINGS LP CORP.


                                 By:  /s/ MICHAEL A. SHEIN
                                    ---------------------------------------
                                 Name:  Michael A. Shein
                                      -------------------------------------
                                 Title:  Vice President
                                       ------------------------------------


                                 PETRO STOPPING CENTERS, L.P.


                                 By:  /s/ JAMES A. CARDWELL
                                    ---------------------------------------
                                 Name:  James. A. Cardwell, Sr.
                                      -------------------------------------
                                 Title:  President
                                       ------------------------------------


                                 KIRSCHNER INVESTMENTS


                                 By:  /s/ MICHAEL S. KIRSCHNER
                                    ---------------------------------------
                                           Michael S. Kirschner, a
                                              general partner


                                 By:  /s/ FREDERICK M. KIRSCHNER
                                    ---------------------------------------
                                          Frederick M. Kirschner, a
                                             general partner